Passionately pursuing a better life for patients with cancer TIVO-3 Overall Survival Update Conference Call May 29, 2020 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “seek,” “look forward,” “advance,” “goal,” “strategy,” “promising,” “opportunity” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s goals and business strategy, prospects, plans and objectives; AVEO’s plans regarding communications with the U.S. Food and Drug Administration (FDA) for tivozanib; the timing, design and results of preclinical and clinical trials, including AVEO’s plans, and expectations regarding the Phase 3 TIVO-3 study of tivozanib in RCC; the timing and outcome of meetings with and applications to regulatory authorities by AVEO and its partners; the competitive landscape for, and the potential utility of, AVEO’s product candidates, AVEO’s statements regarding the potential efficacy, safety and tolerability profile of tivozanib; the potential commercial opportunity of tivozanib and AVEO’s other product candidates and AVEO’s estimates for its cash runway. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability, and the ability of its licensees, to demonstrate to the satisfaction of applicable regulatory agencies such as the FDA and the EMA the safety, efficacy and clinically meaningful benefit of AVEO’s product candidates, including, in particular, tivozanib; AVEO’s and its collaborators’ ability to successfully enroll and complete clinical trials; AVEO’s ability to enter into and maintain its third party collaboration and license agreements, and its ability, and the ability of its strategic partners, to achieve development and commercialization objectives under these arrangements; the timing and costs of seeking and obtaining regulatory approval; AVEO’s ability to maintain compliance with regulatory requirements applicable to its product candidates; AVEO’s ability to obtain and maintain adequate protection for intellectual property rights relating to its product candidates; AVEO’s ability to successfully implement its strategic plans; AVEO’s ability to raise the substantial additional funds required to achieve its goals, including those goals pertaining to the development and commercialization of tivozanib; unplanned capital requirements; adverse general economic and industry conditions; and those risks discussed in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” included in AVEO’s quarterly and annual reports on file with the SEC and in other filings that AVEO may make with the SEC in the future. All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation, and specifically disclaims any obligation, to update any of these statements, except as required by law.

Introductions Sumanta Kumar (Monty) Pal, M.D. Clinical Professor, Department of Medical Oncology & Therapeutics Research; Co-director, Kidney Cancer Program, City of Hope Cancer Center Michael Bailey, CEO Michael Needle, MD, CMO Erick Lucera, CFO Mike Ferraresso, SVP, Business Analytics and Commercial Operations Agenda TIVO-3 Data Review with Dr. Pal Regulatory Update and Considerations Commercial Opportunity Summary Q&A

TIVO-3: Final OS analysis of a phase 3, randomized, controlled, multi-center, open-label study to compare tivozanib to sorafenib in subjects with metastatic renal cell carcinoma (RCC) May 29, 2020

TIVO-3: Clinical Context The treatment of patients with renal cell carcinoma (RCC) has advanced with the advent of anti-angiogenic drugs known as vascular endothelial growth factor receptor tyrosine kinase inhibitors (VEGFR TKI) Tivozanib is a highly potent and selective VEGFR TKI with a long half-life and an ability to down regulate T-regulatory cells Tivozanib was developed to optimize VEGFR blockade while minimizing off-target toxicities Tivozanib is approved by the European Medicines Agency for the first-line treatment of adult patients with RCC The TIVO-3 study was designed to assess the safety and efficacy of tivozanib versus sorafenib for treatment of patients with highly refractory metastatic RCC In TIVO-3, a significant reduction in the risk of progression-free survival (PFS) was reported for tivozanib compared with sorafenib at a hazard ratio (HR) of 0.73 (95% confidence interval [CI]: 0.56, 0.94; P=0.016); median PFS was 5.6 months vs. 3.9 months Tivozanib demonstrated superior and durable tumor shrinkage as indicated by superior overall response rate (ORR) 18% vs 8% and a longer duration of response (DoR) than sorafenib. Tivozanib treatment demonstrated a favorable tolerability profile as demonstrated by significantly fewer dose reductions, interruptions, and discontinuations due to AEs

TIVO-3: Study Schema N = 350 Recurrent/metastatic RCC ECOG PS 0 or 1 Failed at least two prior regimens including VEGFR-TKI Stratified by IMDC and prior regimen (TKI-TKI; TKI-CPI; TKI-Other) RANDOMIZE 1:1 Endpoints Primary: PFS Secondary: OS, ORR, DoR, Safety and Tolerability for ITT Randomized Trial in Relapsed or Refractory Advanced Renal Cell Carcinoma Tivozanib Sorafenib TKI – VEGFR TKI; CPI – checkpoint inhibitor

TIVO-3: Patient Demographics Characteristic Tivozanib (N=175) Sorafenib (N=175) Median age, years 62 64 Male 72% 73% IMDC prognostic risk Favorable 19% 21% Intermediate 62% 60% Poor 18% 19% ECOG performance status (0/1) (49% / 50%) (47% / 48%) Region (NA/EU) (18% / 82%) (15% / 85%) Prior Lines of Therapy (2/3) (62% / 38%) (59% / 41%) Prior Treatment Regimen TKI-CPI 27% 25% TKI-TKI 45% 46% TKI-Other 28% 29%

TIVO-3: Met Primary Endpoint of PFS Primary PFS endpoint final analyses, Oct 4, 2018 Tivozanib 170 128 94 69 56 48 37 31 24 20 16 14 6 0 0 Sorafenib 159 116 65 42 27 18 11 9 5 3 3 2 2 0 0 1 yr PFS 28% 11% 18% 5% Tivozanib Sorafenib Subjects at risk Tivozanib N=170 Sorafenib N=159 Median, months (95% CI) 5.6 (5.3-7.3) 3.9 (3.9-5.6) HR (95% CI) 0.73 (0.56, 0.94) P-value by stratified log rank 0.0165 2 yr PFS

TIVO-3: Secondary Endpoint, ORR & DoR Statistically Significant Improvement vs Sorafenib Tivozanib Sorafenib ORR 18% 8% ORR p-value 0.02 Median DoR Not reached (12.9, NR) 5.7 months (5.6, NR) % Change in Target Lesion Longest Diameter Sum Response rate final analyses, Oct 4, 2018

TIVO-3: Demonstrated Superior PFS & ORR in CPI Subgroup Prior Checkpoint Inhibitor (CPI) + VEGFR TKI Tivozanib (n=47) Sorafenib (n=44) Sorafenib (n=44) Median PFS months (95% CI) 7.3 (4.8, 11.1) 5.1 (3.2, 7.4) 5.1 (3.2, 7.4) HR (95% CI) 0.55 (0.32, 0.94) P-value 0.028 ORR 24.4% 6.8% Porta et al. ASCO 2019 Tivozanib Sorafenib Final analyses, Oct 4, 2018

TIVO-3: Treatment-Related Adverse Events TRAEs ≥ 20% frequency in either arm* Tivozanib (N=173)^ Sorafenib (N=170)^ Preferred Term All Grades % Grade 3/4 % All Grades % Grade 3/4 % Treatment Related AEs 84 46 94 55 Hypertension 38 21 25 14 Diarrhea 33 2 50 9 Fatigue 29 4 19 5 Decreased Appetite 27 4 21 2 Dysphonia 24 1 8 0 Asthenia 22 5 17 4 PPE/HFSR** 16 1 39 10 Rash 5 0 24 8 >10% difference between arms *Analysis as of Aug 15, 2019 **Palmar-plantar erythrodysesthesia (PPE), also known as hand-foot skin reaction (HFSR) ^Safety population

TIVO-3: Dose Modifications Characteristic Tivozanib (N=173)^ Sorafenib (N=170)^ Mean Number of Cycles Initiated 11.9 6.7 AEs Leading to Dose Reductions (%) 25 39 AEs Leading to Dose Interruption (%) 50 64 ADRs Leading to Permanent Discontinuation (%) 8 15 Treatment Related SAEs (%) 12 11 Treatment Related Deaths (%) 0 0 Deaths within 30 days of Tx (N) 15 13 Exposure Adj Deaths per Month of Tx 0.72% 1.11% P=0.0147 P=0.0164 ^Safety population

Final Overall Survival – May 2020 Tivozanib N=175 Sorafenib N=175 Median OS, months 16.4 19.2 HR (95% CI) 0.97 (0.75–1.25) p-value Stratified Log-rank 0.82 Tivozanib Sorafenib

Conclusions In this final analysis of survival in the TIVO-3 trial, tivozanib demonstrated clinically meaningful and statistically significant improvement in PFS with similar OS in patients with highly relapsed or refractory metastatic RCC Patients treated with a prior CPI and VEGFR TKI or 2 VEGFR TKIs derived the most PFS benefit from tivozanib (HR of 0.55 and 0.57, respectively) relative to sorafenib To our knowledge, TIVO-3 is the first randomized phase 3 study to show PFS superiority over another VEGFR TKI in the third- and fourth-line treatment setting, and is the first study to prospectively and comparatively evaluate treatment following CPI Consistent with other large studies in RCC comparing VEGFR TKIs, the OS HRs did not show significant OS differences between agents Collectively, these data support tivozanib as an evidence-based treatment option for patients with RCC, including for patients whose disease has progressed after previous CPI treatment

Regulatory Update & Considerations

Tivozanib New Drug Application FDA dialogue actively proceeding NDA filed for R/R RCC March 31, 2020 Final OS data submitted as last component of the NDA Application Orientation Meeting (AOM) completed NDA submission is based on the TIVO-3 trial and supported by three additional trials Active comparator-controlled Phase 3 first line study, TIVO-1, comparing tivozanib to sorafenib Phase 2 open-label crossover study, Study 902, of tivozanib for patients who progressed on sorafenib in TIVO-1 Phase 2 placebo-controlled study, Study 201, in first line RCC patients Target indication is relapsed or refractory renal cell carcinoma

Positive Risk/Benefit Profile for Relapsed or Refractory RCC Limited evidence for sequencing therapies in highly refractory RCC or after treatment with a checkpoint inhibitor TIVO-3 provides first Phase 3 dataset in a 3rd and 4th line patient population First large randomized study to evaluate treatment following a checkpoint inhibitor Superior disease control (PFS, ORR & DoR) vs. VEGFR TKI comparator in two large Phase 3 studies Efficacy demonstrated in large single arm study in VEGFR TKI refractory RCC population Safety and OS profile consistent with the VEGFR TKI class RCC monotherapy clinical trial safety data >1,000 patients TIVO-3 confirms no adverse effect on overall survival Years of EU post-marketing treatment experience Superior tolerability compared to sorafenib Fewer dose reductions, interruptions and discontinuations due to AEs

No VEGFR TKI Has Shown an OS Advantage Over Another in RCC Note: Data from separate studies 1) Hutson et al. Clinical Genitourinary Cancer; Vol. 15, No. 1, 72-6. 2) Choueiri et al. European Journal of Cancer 2018; 94: 115e125 3) Motzer et. al. Lancet Oncol 2013; 14: 552–62. 4) Motzer, et al. N Engl J Med. 2014;370(18):1769-1770. Axitinib vs Sorafenib 1st line1 Axitinib vs Sorafenib 2nd Line3 Median OS, months (95% CI) Pazopanib 28.3 months (95% CI 26.0–35.5) Sunitinib 29.1 months (25.4–33.1) HR 0·92, (95% CI 0.79–1.06); stratified log-rank p=0.24 Pazopanib vs Sunitinib 1st line4 Cabozantinib vs Sunitinib 1st line2 All Randomized Patients In All Patients Time (Months)

Commercial Opportunity

If Approved, Significant Potential Commercial Opportunity for Tivozanib in the United States 2nd Line Market (est. 2020) ~$700M1 NA royalties to KHK are low- to mid-teens on net sales Extended OS from IO may expand population eligible for 3rd line treatment 2 1 >PFS with tivozanib may extend treatment duration 65%1 50%1 Efficacy + tolerability may increase patients opting for 3rd and 4th line treatment 1st Line 2nd Line 3rd Line 3 4th Line 25%1 3rd Line+ Market (est. 2020) ~$300M1 Expect opportunity to expand Potential to be first agent indicated for 3rd & 4th line Only pivotal dataset in RCC stratified by prior PD-1 1 Decision Resources Pharmacor 2020 Market Projections July 2019

Potential Relevance of Tivozanib in Refractory RCC Source: AVEO blinded Third-Party U.S. Oncologist Market Research using approximate TIVO-3 PFS and AE profile - Dec 2018 n=100 Treatments with proven efficacy are needed for patients who have failed 2 or more lines of treatment for RCC I prefer using drugs that do not often require me to adjust or interrupt dose due to patient tolerability issues Blinded Tivo Profile Ratings compared to current treatment options in refractory patients Likelihood to Prescribe 67% 80% Not at all likely Neutral Extremely Likely

Nakamura K et al. Cancer Res 2006;66:9134–9142. Pawlowski N et al. AACR 2013. Poster 3971. Hammers, Emerging VEGF-I/O Combinations, ASCO 2017 Tivozanib Properties May Provide Advantages in Combination with IO Therapy A Phase 1/2, Open-Label, Multi-Center Study of Tivozanib in Combination with Nivolumab (OPDIVO®) in Subjects with Advanced Renal Cell Carcinoma A Phase 1/2, Open-Label, Multi-Center Study of Tivozanib in Combination with Durvalumab (IMFINZI®) in Subjects with Hepatocellular Carcinoma Who Have Not Received Prior Systemic Therapy Phase 2 Initiated

Summary FDA dialogue actively proceeding NDA filed for R/R RCC March 31, 2020 Application Orientation Meeting (AOM) completed Tivozanib is well positioned for the changing R/R RCC landscape R/R RCC is a significant monotherapy market opportunity: $1b and growing TIVO-3 is the first positive Phase 3 in 3/4th line and first Phase 3 data to inform sequencing after immunotherapy Foundation for commercial readiness in place Expanding into IO combination TiNivo RCC Phase 2 combination with nivolumab (presented ESMO 2019) DEDUCTIVE HCC Phase 1/2 combination with durvalumab now in Phase 2 Potential partnership & pipeline catalysts on the horizon EUSA (ex-NA oncology partner) TIVO-3 data buy-in of $20M, European and non-European approvals of $6M KKC (tivozanib non-oncology partner) regulatory and development milestones Ficlatuzumab (HGF mAb) and AV-203 (ERBB3 mAb) clinical milestones in 2021, AV-380 (Anti-GDF15 mAb) IND in 2020

Q&A

Passionately pursuing a better life for patients with cancer TIVO-3 Overall Survival Update Conference Call May 29, 2020